                               ALDABRA ACQUISITION CORPORATION
                      (A CORPORATION IN THE DEVELOPMENT STAGE)

                                          FINANCIAL STATEMENTS

                                                 ALDABRA ACQUISITION CORPORATION
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                3

        FINANCIAL STATEMENTS

            Balance Sheets                                                     4
            Statements of Operations                                           5
            Statements of Stockholders' Equity                                 6
            Statements of Cash Flows                                           7

        NOTES TO FINANCIAL STATEMENTS                                       8-11

                                                 ALDABRA ACQUISITION CORPORATION
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Aldabra Acquisition Corporation

We have audited the accompanying balance sheets of Aldabra Acquisition
Corporation (a corporation in the development stage) as of December 31, 2004 and
February 24, 2005, and the related statements of operations, stockholders'
equity and cash flows for the periods from November 22, 2004 (inception) to
December 31, 2004, January 1, 2005 to February 24, 2005 and November 22, 2004
(inception) to February 24, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Aldabra Acquisition Corporation as of December 31, 2004 and February 24, 2005, and the results of its operations and its cash flows for the periods from November 22, 2004 (inception) to
December 31, 2004, January 1, 2005 to February 24, 2005 and November 22, 2004
(inception) to February 24, 2005 in conformity with United States generally accepted accounting principles.

/s/ Goldstein Golub Kessler LLP

GOLDSTEIN GOLUB KESSLER LLP
New York, New York

February 24, 2005

                                                 ALDABRA ACQUISITION CORPORATION
                                        (a corporation in the development stage)

                                                                  BALANCE SHEETS

                                                                December 31, 2004   February 24, 2005
                                                                -----------------   -----------------

ASSETS
     Cash and cash equivalents                                    $     11,095        $  1,680,931
     Cash held in Trust Fund                                              --            42,640,000
     Prepaid expenses                                                     --                12,713
     Deferred offerring costs                                           83,905                --
                                                                  ------------        ------------
Total Assets                                                      $     95,000        $ 44,333,644
                                                                  ============        ============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
     Accrued Expenses                                             $      1,100        $    104,034
     Notes payable, stockholders                                        70,000              70,000
                                                                  ------------        ------------
Total liabilities                                                       71,100             174,034
                                                                  ------------        ------------
Common stock, subject to possible redemption,
     1,599,200 shares at conversion value (Note 1)                        --             8,523,736
                                                                  ------------        ------------
Commitment

Stockholders'  Equity
     Preferred stock, $.0001 par value, authorized
       1,000,000 shares, none issued
     Common stock, $.0001 par value, 35,000,000 shares
       authorized; issued and outstanding 2,000,000 shares
       and 10,000,000 shares (which includes 1,599,200 shares
       subject to possible conversion) respectively                        200               1,000
     Additional paid-in capital                                         24,800          35,638,688
     Deficit accumulated during the development stage                   (1,100)             (3,814)
                                                                  ------------        ------------
       Total stockholders' equity                                       23,900          35,635,874
                                                                  ------------        ------------
Total liabilities and stockholders' equity                        $     95,000        $ 44,333,644
                                                                  ============        ============

                                  See accompanying notes to financial statements

                                                 ALDABRA ACQUISITION CORPORATION
                                        (a corporation in the development stage)

                                                        STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                For the period from         For the period from         For the period from
                                           November 22, 2004 (inception)      January 1, 2005      November 22, 2004 (inception)
                                               to December 31, 2004         to February 24, 2005        to February 24, 2005
                                               --------------------         --------------------        --------------------

Formation and operating costs                       $     1,100                  $     2,714                 $     3,814
                                                    -----------                  -----------                 -----------

Net loss                                            $    (1,100)                 $    (2,714)                $    (3,814)
                                                    ===========                  ===========                 ===========

Weighted average shares outstanding                   2,000,000                    3,163,636                   2,673,684
                                                    ===========                  ===========                 ===========

Net loss per share - basic and diluted              $     (0.00)                 $     (0.00)                $     (0.00)
                                                    ===========                  ===========                 ===========

                                  See accompanying notes to financial statements

                                                 ALDABRA ACQUISITION CORPORATION
                                        (a corporation in the development stage)

                                              STATEMENTS OF STOCKHOLDERS' EQUITY
--------------------------------------------------------------------------------

                                                                                                      Deficit
                                                                                                    Accumulated
                                                          Common Stock             Additional        During the       Stockholders'
                                                       Shares      Amount      paid-in capital    Development Stage       Equity
                                                       ------      ------      ---------------    -----------------       ------

Common shares issued November 22,
  2004 at $.025 per share                             1,000,000       $ 100          $ 24,900                            $ 25,000

Effect of stock dividend                              1,000,000         100              (100)                                  0

Net loss                                                                                                 (1,100)           (1,100)
                                                     ----------     -------       -----------          --------       -----------

Balance at December 31, 2004                          2,000,000         200            24,800            (1,100)           23,900
                                                     ----------     -------       -----------          --------       -----------

Sales of 8,000,000 units, net of underwriters'
discount and offering expenses (includes 1,599,200
shares subject to possible conversion)                8,000,000         800        44,137,624                          44,138,424

Proceeds subject to possible conversion of
1,599,200 shares                                                                   (8,523,736)                         (8,523,736)

Net loss                                                                                                 (2,714)           (2,714)
                                                     ----------     -------       -----------          --------       -----------

Balance at February 24, 2005                         10,000,000     $ 1,000       $35,638,688          $ (3,814)      $35,635,874
                                                     ==========     =======       ===========          ========       ===========

                                  See accompanying notes to financial statements

                                                 ALDABRA ACQUISITION CORPORATION
                                        (a corporation in the development stage)

                                                        STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------

                                                      For the period from       For the period from        For the period from
                                                 November 22, 2004 (inception)    January 1, 2005     November 22, 2004 (inception)
                                                      to December 31, 2004      to February 24, 2005      to February 24, 2005
                                                      --------------------      --------------------      --------------------

CASH FLOWS FROM OPERATING ACTIVITIES

Net loss                                                    $ (1,100)                   $ (2,714)                  $ (3,814)

Increase in prepaid expenses                                                             (12,713)                   (12,713)
Increase in accrued expenses                                   1,100                         775                      1,875
                                                            --------                 -----------                -----------
Net cash used in operating activities                              -                     (14,652)                   (14,652)
                                                            --------                 -----------                -----------

CASH FLOWS FROM INVESTING ACTIVITIES

Cash held in Trust Fund                                            -                 (42,640,000)               (42,640,000)
                                                            --------                 -----------                -----------
Net cash used in investing activities                              -                 (42,640,000)               (42,640,000)
                                                            --------                 -----------                -----------
CASH FLOWS FROM FINANCING ACTIVITIES

Proceeds from notes payable, stockholders                     70,000                                                 70,000

Proceeds from sale of common stock                            25,000                  48,000,000                 48,025,000

Payment of costs of public offering                          (83,905)                 (3,675,512)                (3,759,417)
                                                            --------                 -----------                -----------
Net cash provided by financing activities                     11,095                  44,324,488                 44,335,583
                                                            --------                 -----------                -----------
Net increase in cash                                          11,095                   1,669,836                  1,680,931

Cash and cash equivalents, beginning of period                     -                      11,095                          -
                                                            --------                 -----------                -----------
Cash and cash equivalents, end of period                    $ 11,095                 $ 1,680,931                $ 1,680,931
                                                            ========                 ===========                ===========

Supplemental Schedule of non-cash financing
activity:

Accrued costs of public offering                            $      -                   $ 102,159                  $ 102,159
                                                            ========                 ===========                ===========

                                  See accompanying notes to financial statements

                                                 ALDABRA ACQUISITION CORPORATION
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

        ORGANIZATION               Aldabra Acquisition Corporation (the
1.      AND                        "Company") was incorporated in Delaware on
        BUSINESS                   November 22, 2004 as a blank check company
        OPERATIONS                 whose objective is to acquire an operating
                                   business.

                                   All activity from November 22, 2004
                                   (inception) through February 24, 2005 relates
                                   to the Company's formation and initial public
                                   offering described below. The Company has
                                   selected December 31 as its fiscal year-end.

                                   The registration statement for the Company's
                                   initial public offering ("Offering") was
                                   declared effective February 17, 2005. The
                                   Company consummated the offering on February
                                   24, 2005 and received net proceeds of
                                   approximately $44,138,000 (Note 2). The
                                   Company's management has broad discretion
                                   with respect to the specific application of
                                   the net proceeds of this Offering, although
                                   substantially all of the net proceeds of this
                                   Offering are intended to be generally applied
                                   toward consummating a business combination
                                   with an operating business ("Business
                                   Combination"). Furthermore, there is no
                                   assurance that the Company will be able to
                                   successfully effect a Business Combination.
                                   An amount of $42,640,000 of the net proceeds
                                   is being held in an interest-bearing trust
                                   account ("Trust Account") until the earlier
                                   of (i) the consummation of a Business
                                   Combination or (ii) liquidation of the
                                   Company. Under the agreement governing the
                                   Trust Account, funds will only be invested in
                                   United States government securities (Treasury
                                   Bills) with a maturity of 180 days or less.
                                   The remaining net proceeds (not held in the
                                   Trust Account) may be used to pay for
                                   business, legal and accounting due diligence
                                   on prospective acquisitions and continuing
                                   general and administrative expenses.

                                   The Company, after signing a definitive
                                   agreement for the acquisition of a target
                                   business, will submit such transaction for
                                   stockholder approval. In the event that
                                   stockholders owning 20% or more of the shares
                                   sold in the Offering vote against the
                                   Business Combination and exercise their
                                   conversion rights described below, the
                                   Business Combination will not be consummated.

                                                 ALDABRA ACQUISITION CORPORATION
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                   All of the Company's stockholders prior to
                                   the Offering, including all of the officers
                                   and directors of the Company ("Initial
                                   Stockholders"), have agreed to vote their
                                   2,000,000 founding shares of common stock in
                                   accordance with the vote of the majority in
                                   interest of all other stockholders of the
                                   Company ("Public Stockholders") with respect
                                   to any Business Combination. After
                                   consummation of the a Business Combination,
                                   these voting safeguards will no longer be
                                   applicable.

                                   With respect to a Business Combination which
                                   is approved and consummated, any Public
                                   Stockholder who voted against the Business
                                   Combination may demand that the Company
                                   convert his shares. The per share conversion
                                   price will equal the amount in the Trust
                                   Account, calculated as of two business days
                                   prior to the consummation of the proposed
                                   Business Combination, divided by the number
                                   of shares of common stock held by Public
                                   Stockholders at the consummation of the
                                   Proposed Offering. Accordingly, Public
                                   Stockholders holding 19.99% of the aggregate
                                   number of shares owned by all Public
                                   Stockholders may seek conversion of their
                                   shares in the event of a Business
                                   Combination. Such Public Stockholders are
                                   entitled to receive their per share interest
                                   in the Trust Account computed without regard
                                   to the shares held by Initial Stockholders.
                                   Accordingly, a portion of the net proceeds
                                   from the offering (19.99% of the amount held
                                   in the Trust Account) has been classified as
                                   common stock subject to possible conversion
                                   in the accompanying February 24, 2005 balance
                                   sheet.

                                   The Company's Amended and Restated
                                   Certificate of Incorporation provides for
                                   mandatory liquidation of the Company in the
                                   event that the Company does not consummate a
                                   Business Combination within 18 months from
                                   the date of the consummation of the Offering,
                                   or 24 months from the consummation of the
                                   Offering if certain extension criteria have
                                   been satisfied. In the event of liquidation,
                                   it is likely that the per share value of the
                                   residual assets remaining available for
                                   distribution (including Trust Account assets)
                                   will be less than the initial public offering
                                   price per share in the Offering due to costs
                                   related to the Offering and since no value
                                   would be attributed to the Warrants contained
                                   in the Units sold (Note 2).

                                   Deferred income taxes are provided for the
                                   differences between the bases of assets and
                                   liabilities for financial reporting and
                                   income tax purposes. A valuation allowance is
                                   established when necessary to reduce deferred
                                   tax assets to the amount expected to be
                                   realized.

                                   The Company recorded a deferred income tax
                                   asset for the tax effect of net operating
                                   loss carryforwards and temporary differences,
                                   aggregating approximately $375 and $1,100 at
                                   December 31, 2004 and February 24, 2005

                                                 ALDABRA ACQUISITION CORPORATION
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                   respectively. In recognition of the
                                   uncertainty regarding the ultimate amount of
                                   income tax benefits to be derived, the
                                   Company has recorded a full valuation
                                   allowance at December 31, 2004 and February
                                   24, 2005.

                                   The effective tax rate differs from the
                                   statutory rate of 34% due to the increase in
                                   the valuation allowance.

                                   Loss per share is computed by dividing net
                                   loss by the weighted-average number of shares
                                   of common stock outstanding during the
                                   period.

                                   The preparation of financial statements in
                                   conformity with accounting principles
                                   generally accepted in the United States of
                                   America requires management to make estimates
                                   and assumptions that affect the reported
                                   amounts of assets and liabilities at the date
                                   of the financial statements and the reported
                                   amounts of expenses during the reporting
                                   period. Actual results could differ from
                                   those estimates.

                                   Management does not believe that any recently
                                   issued, but not yet effective, accounting
                                   standards if currently adopted would have a
                                   material effect on the accompanying financial
                                   statements.

2.      INITIAL PUBLIC OFFERING    On February 24, 2005, the Company sold
                                   8,000,000 units ("Units") in the Offering.
                                   Each Unit consists of one share of the
                                   Company's common stock, $.0001 par value, and
                                   two Redeemable Common Stock Purchase Warrants
                                   ("Warrants"). Each Warrant entitles the
                                   holder to purchase from the Company one share
                                   of common stock at an exercise price of $5.00
                                   commencing the later of the completion of a
                                   Business Combination or one year from the
                                   effective date of the Offering and expiring
                                   four years from the effective date of the
                                   Offering. The Warrants will be redeemable at
                                   a price of $.01 per Warrant upon 30 days'
                                   notice after the Warrants become exercisable,
                                   only in the event that the last sale price of
                                   the common stock is at least $8.50 per share
                                   for any 20 trading days within a 30 trading
                                   day period ending on the third day prior to
                                   the date on which notice of redemption is
                                   given.

3.      NOTES PAYABLE,             The Company issued an aggregate of $70,000 of
        STOCKHOLDERS               unsecured promissory notes to two Initial
                                   Stockholders, who are also officers. The
                                   notes are non interest-bearing and will be
                                   paid following the consummation of the
                                   Offering from the net proceeds of such
                                   Offering.

                                       10

                                                 ALDABRA ACQUISITION CORPORATION
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.      COMMITMENT                 The Company utilizes certain administrative,
                                   technology and secretarial services, as well
                                   as certain limited office space provided by
                                   an affiliate of two Initial Stockholders.
                                   Such affiliate has agreed that, until the
                                   acquisition of a target business by the
                                   Company, it will make such services available
                                   to the Company, as may be required by the
                                   Company from time to time. The Company has
                                   agreed to pay such affiliate $7,500 per month
                                   for such services commencing on the effective
                                   date of the Offering. The statement of
                                   operations for the periods ended February 24,
                                   2005 includes $1,875 related to this
                                   agreement.

                                   The Company has engaged Morgan Joseph & Co.
                                   Inc. to act as its investment banker in
                                   connection with a Business Combination. The
                                   Company has agreed to pay Morgan Joseph & Co.
                                   a cash fee at the closing of the Business
                                   Combination for assisting the Company in
                                   structuring and negotiating the terms of the
                                   transaction equal to 2.15% of the gross
                                   proceeds raised in the Offering, including
                                   any proceeds the Company receives as a result
                                   of the exercise of the underwriters'
                                   over-allotment option.

                                   The Company has further engaged Morgan Joseph
                                   & Co., on a non-exclusive basis, as agent for
                                   the solicitation of the exercise of the
                                   Warrants. To the extent not inconsistent with
                                   the guidelines of the NASD and the rules and
                                   regulations of the SEC, the Company has
                                   agreed to pay Morgan Joseph & Co., for bona
                                   fide services rendered, a commission equal to
                                   5% of the exercise price for each Warrant
                                   exercised more than one year after the
                                   effective date of the Proposed Offering if
                                   the exercise was solicited by the
                                   underwriters.

                                   Two Initial Stockholders, who are also
                                   officers, have agreed with Morgan Joseph &
                                   Co. that after consummation of the Offering
                                   and within the first forty trading days after
                                   separate trading of the Warrants has
                                   commenced, that they or certain of their
                                   affiliates or designees will collectively
                                   purchase up to 1,571,429 Warrants in the
                                   public marketplace at prices not to exceed
                                   $0.70 per Warrant.

5.      PREFERRED STOCK            The Company is authorized to issue 1,000,000
                                   shares of preferred stock with such
                                   designations, voting and other rights and
                                   preferences as may be determined from time to
                                   time by the Board of Directors.

6.      COMMON STOCK               On January 27, 2005, the Company's Board of
                                   Directors authorized a stock dividend of one
                                   share of common stock for each outstanding
                                   share of common stock outstanding. In
                                   addition, on January 27, 2005, the Company's
                                   Board of Directors approved an amendment to
                                   the Company's Certificate of Incorporation to
                                   increase the number of

                                       11

                                                 ALDABRA ACQUISITION CORPORATION
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                   authorized shares of common stock to
                                   35,000,000. All references in the
                                   accompanying financial statements to the
                                   number of shares of stock have been
                                   retroactively restated to reflect these
                                   transactions.

                                   At February 24, 2005, 16,000,000 shares of
                                   common stock were reserved for issuance upon
                                   exercise of redeemable warrants.

                                       12